Exhibit 10.10

Execution Version

NINTH AMENDMENT TO

 AMENDED AND RESTATED CREDIT AGREEMENT

THIS NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is dated to be effective as of the 30‘h day of April, 2020 (“Effective Date”), by and between: (a) MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Administrative Agent (“Administrative Agent”); (b) the undersigned lenders (collectively, the “Lenders”) which are parties to the Credit Agreement; (c) GPB PRlME HOLDINGS, LLC (“GPB Prime”) and AUTOMILE PARENT HOLDINGS, LLC (“Parent Holdings Guarantor”), each a Delaware limited liability company (collectively, the “Guarantors”); and (d) AUTOMILE HOLDINGS, LLC (“Automile Holdings”), AUTOM!LE TY HOLDINGS, LLC (“Automile TY”), and AMR REAL ESTATE HOLDINGS, LLC (“AMR RE”), each a Delaware limited liability company, and their undersigned Subsidiaries signing this Amendment as a “Borrower” (together with Automile Holdings, Automile TY, and AMR RE, collectively, the “Borrowers”). The Guarantors and the Borrowers are collectively referred to in this Amendment as the “Loan Parties.” The Administrative Agent and the Lenders are collectively referred to in this Amendment as the “Credit Parties.,, The Borrowers, the Guarantors, and the Credit Parties are collectively referred to as the “Parties.”

RECITALS

The Administrative Agent, the Lenders party thereto, and the Loan Parties have entered into an Amended and Restated Credit Agreement dated as of October 4, 2017, as amended pursuant to a First Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 15, 2017 (“First Amendment”), a Second Amendment to Amended and Restated Credit Agreement dated as of May I, 2018 (“Second Amendment”), a Third Amendment to Amended and Restated Credit Agreement dated as of June 29, 2018 (“Third Amendment”), a Fourth Amendment to Amended and Restated Credit Agreement dated as of September 21, 2018 (“Fourth Amendment”), a Fifth Amendment to Amended and Restated Credit Agreement dated as of February 5, 2019 (“Fifth Amendment”), a Sixth Amendment to Amended and Restated Credit Agreement and Replacement of Equity Offset Agreement dated as of June 14, 2019 (“Sixth Amendment”), a Seventh Amendment to Amended and Restated Credit Agreement dated as of October 18, 2019 (“Seventh Amendment”) and an Eighth Amendment to Amended and Restated Credit Agreement and Amendment to Security Agreement dated as of October 19, 2020 (“Eighth Amendment,” and the aforesaid Amended and Restated Credit Agreement, as amended pursuant to the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, and Eighth Amendment, collectively, the “Credit Agreement”).

The Credit Agreement and the various other “Credit Documents/’ as such term is defined in the Credit Agreement, are referred to herein, collectively, as the “Credit Documents.” All terms used in this Amendment without definition shall have the respective meanings given such terms in the Credit Agreement.

The Loan Parties have requested certain accommodations under the Credit Agreement due to the disruption in their operations relating to the COVID-19 virus. The Administrative Agent and the Lenders have agreed to enter into this Amendment to provide the requested temporary relief, in each ease on terms and conditions satisfactory to the Lenders as set forth herein.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows.

AGREEMENT

Section 1.              Acknowledgment And Reaffinnation Of Obligations. Each of the Loan Parties acknowledges and affirms that: (a) the Credit Documents are the valid and binding obligation of each of them that is a signatory thereto; (b) the Credit Documents are enforceable in accordance with all stated terms; and (c) none of them has any defenses, claims of offset, or counterclaims against the enforcement of the Credit Documents in accordance with all stated terms.

Section 2.               Amendment And Modification of Credit Agreement. The Credit Agreement is hereby amended as set forth below:

Section 2.01.           Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add the following additional definitions:

“COV!D-19 Governmental Financial Support Program” means collectively any government loan program (current or future) providing assistance with respect to COVID-19 economic disruption, including loans under the Paycheck Protection Program of the Coronavirus Aid Relief And Economic Security (CARES) Act, signed into law on March 27, 2020 (as the same may be amended from time to time) guaranteed by the U.S. Small Business Administration.

“COV!D-19 Loan” means any loan borrowed by any Loan Party under any COVID- 19 Governmental Financial Support Program and used by such Loan Party for permitted uses of proceeds set forth in the authorizing statute or regulations for such loan.

“Deferment Period” means the period commencing on May 1, 2020 and ending on July 31, 2020.

“Ninth Amendment” means the Ninth Amendment to Amended and Restated Credit Agreement dated as of April 30, 2020 by and among the Loan Parties, the Administrative Agent and the Lenders.

Section 2.02.           Amendment to Definition. The definition of “Total Leverage Ratio” is hereby amended by adding at the end of such definition the following sentence as set forth below:

Solely for the purpose of calculating the Total Leverage Ratio as of any date of determination, COV!D-19 Loans permitted hereunder which may be forgiven in accordance with the terms of the applicable COVID-19 Governmental Financial Support Program shall not be included in the definition of Consolidated Total Funded Indebtedness. In the event that any COVID-19 Loan (or any part thereof) is determined to be ineligible for loan forgiveness, or any applicable interest deferment period expires without submission of an application for forgiveness under the terms of such program, the outstanding amount of such loan shall thereafter be included in the definition of Consolidated Total Funded Indebtedness.

Section 2.03.           Interest Payment Deferral /Floor Plan Committed Loans). Section 2.0I of the Credit Agreement is hereby amended by adding at the end thereof a new Section 2.01.21 as follows:

Section 2.01.21 Temporary Interest Payment Deferral on Account of Floor Plan Committed Loans.

The Lenders hereby agree to a reduction of scheduled interest payments on the Floor Plan Committed Loans (including the interest payments set forth in Section 2.05 and, with respect to M&T Advances, in Section 2.02.3) during the Deferment Period. During the Deferment Period, the Floor Plan Borrowers’ obligation to make regularly scheduled payments of interest due on the Floor Plan Committed Loans (including M&T Advances) underthe terms of the Credit Documents shall be temporarily suspended. For the avoidance of doubt, interest on the outstanding principal balance ofthe Floor Plan Committed Loans Oncluding M&T Advances) will continue to accrue at the apphcable interest rate under the Credit Documents during the Deferment Period. At the end of the Deferment Period, the Floor Plan Borrowers must resume making all required interest payments on the Floor Plan Committed Loans (including M&T Advances), in accordance with the terms of the Credit Documents. All interest payments deferred during the Deferment Period as set forth above shall be due and payable no later than December 31, 2020, unless the Lenders and Floor Plan Borrowers agree, in writing, to modify such date. In addition, all interest payments deferred during the Deferment Period shall be due and payable (a) in accordance with the terms of this Section 2.01.21 or (b) if earlier, the date all outstanding amounts are otherwise due and payable under the terms of the Credit Documents (including, without limitation, upon maturity, acceleration or, to the extent applicable under the Credit Documents, demand for payment).

Section 2.04.           Temporary Suspension of Vehicle Curtailment Payments. Section 2.01.9 is hereby amended by adding at the end thereof the following additional paragraph:

Notwithstanding the foregoing provisions of this Section 2.01.9, the Lenders agree to suspend the scheduled curtailment payments of outstanding Floor Plan Committed Loans set forth in clauses (a)-(c) above in this Section for the months of May, June, and July 2020 (the “Suspension Period”). After the Suspension Period, the Floor Plan Borrower must timely resume making all required principal curtailment payments in aceordance with the terms of the Credit Documents (including the payments set forth in clauses (a) - (c) above), and the scheduled eurtailment payments shall be due and payable in accordanee the Credit Documents (including, without limitation, upon maturity, acceleration or, to the extent applicable under the Credit Documents, demand for payment).

Section 2.05.           Principal and Interest Payment Deferral (Mortgage Loans, Term Loans, and Delayed Draw Loans).

a.              Mortgage Loans. Section 2.03.3(a) is hereby amended to add at the end thereof the following additional paragraph:

Notwithstanding the payment terms set forth in the second and third sentences of this Section 2.03.3(a), the Lenders agree to a suspension of scheduled principal and interest payments required in this Section on the Mortgage Loans during the Deferment Period. During the Deferment Period (including the Principal Payment Dates in May 2020, June 2020, and July 2020), the obligation of the applicable Borrowers to make regularly scheduled payments of principal and interest due upon the Mortgage Loans under the terms of the Credit Documents shall be temporarily suspended. For the avoidance of doubt. interest on the outstanding pr;ndpal balances of the Mortgage Loans will continue to accrue at the applicable interest rate under the Credit Documents during the Deferment Period. At the end of the Deferment Period, the applicable Borrowers must resume making all required payments of principal and interest on the Mortgage Loans in accordance with the terms of the Credit Documents. On or before December 31, 2020, the applicable Borrowers will pay all interest that accrued during the Deferment Period. All principal payments of the Mortgage Loans deferred during the Deferment Period shall be due and payable on the Maturity Date. In addition, all principal and interest payments deferred during the Deferment Period shall be due and payable (a) as set forth above or (b) if earlier, the date all outstanding amounts are otherwise due and payable under the terms of the Credit Documents (including, without limitation, upon maturity, acceleration or, to the extent applicable under the Credit Documents, demand for payment). The Loan Parties acknowledge and agree that as a result of this temporary reduction of loan payments, the outstanding balance due at the time of maturity of the Mortgage Loans will be more than contemplated under the Credit Documents as they existed prior to the Ninth Amendment.

b.              Term Loans. Section 2.03.3(b) is hereby amended to add at the end thereof the following additional paragraph:

Notwithstanding the payment terms set forth in the second and third sentences of this Section 2.03.3(b), the Lenders agree to a suspension of scheduled principal and interest payments required in this Section on the Term Loans during the Deferment Period. During the Deferment Period (including the Principal Payment Dates in May 2020, June 2020, and July 2020), the obligation of the applicable Borrowers to make regularly scheduled payments of principal and interest due upon the Term Loans under the terms of the Credit Documents shall be temporarily suspended. For the avoidance of doubt. interest on the outstanding principal balances of the Term loans will continue to accrue at the applicable interest rate under the Credit Documents during the Deferment Period. At the end of the Deferment Period, the applicable Borrowers must resume making all required payments of principal and interest on the Term Loans in accordance with the terms of the Credit Documents. On or before December 31, 2020, the applicable Borrowers will pay all interest that accrued during the Defennent Period. All principal payments of the Tenn Loans deferred during the Deferment Period shall be due and payable on the Maturity Date. In addition, all principal and interest payments deferred during the Deferment Period shall be due and payable (a) as set forth above or (b) if earlier, the date all outstanding amounts are otherwise due and payable under the terms of the Credit Documents (including, without limitation, upon maturity, acceleration or, to the extent applicable under the Credit Documents, demand for payment). The Loan Parties acknowledge and agree that as a result of this temporary reduction of loan payments, the outstanding balance due at the time of maturity of the Tenn Loans will be more than contemplated under the Credit Documents as they existed prior to the Ninth Amendment.

C.             Delayed Draw Loans. Section 2.04.3 is hereby amended to add at the end thereof the following additional paragraph:

Notwithstanding the payment terms set forth in the second and third sentences of this Section 2.04.3, the Lenders agree to a suspension of scheduled principal and interest payments required in this Section on the Delayed Draw Mortgage Loans and Delayed Draw Term Loans (including any draws made as Delayed Draw Loans during the Deferment Period) during the Deferment Period. During the Deferment Period (including the Principal Payment Dates in May 2020, June 2020, and July 2020), the obligation of the Borrowers to make regularly scheduled payments of principal and interest due upon such Delayed Draw Loans under the terms of the Credit Documents shall be temporarily suspended. For the avoidance of doubt, interest on the outstanding principal balances of the Delayed Draw Mortgage loans and Delayed Draw Term Loans will continue to accrue at the applicable interest rates under the Credit Documents during the Deferment Period. At the end of the Defeiment Period, the Borrowers must resume making all required payments of principal and interest on the Delayed Draw Mortgage Loans and the Delayed Draw Term Loans (including principal payments on account of the Delayed Draw Mortgage Loans and the Delayed Draw Term Loans on each respective applicable Principal Payment Date) and otherwise in accordance with the terms of the Credit Documents. On or before December 31, 2020, the Borrowers will pay all interest that accrued during the Defennent Period. In addition, all principal payments of the Delayed Draw Loans deferred during the Deferment Period shall be due and payable on the Maturity Date. All principal and interest payments deferred during the Deferment Period shall be due and payable (a) as set forth above or (b) if earlier, the date all outstanding amounts are otherwise due and payable under the terms of the Credit Documents (including, without limitation, upon maturity, acceleration or, to the extent applicable under the Credit Documents, demand for payment). The Loan Parties acknowledge and agree that as a result of this temporary reduction of Joan payments, the outstanding balance due at the time of maturity of the Delayed Draw Loans will be more than contemplated under the Credit Documents as they existed prior to the Ninth Amendment.

Section 2.06.          Delayed Draw Disbursements. The initial paragraph of Section 2.04 of the Credit Agreement is hereby amended by replacing clause (c) thereof with the following:

(c) disbursements of Delayed Draw Loans shall be pennitted only for purpose of completing the projects identified on Schedule 2.04 attached hereto, and for no other purpose;provided, however, during the Deferment Period, no advances shall be made for any projects other than the Prime Ford Auburn project (up to the amount designated for same) listed on Schedule 2.04,

Section 2.07.           Annual Audited Financial Statements. The due date for delivery of the annual audited financial statements pursuant to Section 5.08 of the Credit Agreement for Fiscal Year 2019 and Fiscal Year 2018, is hereby extended to from April 30, 2020 to May 31, 2020.

Section 2.08.          Inventory Audits. Section 5.13 is hereby amended to add at the end thereof the following additional sentence:

In the event that Inventory and Collateral inspections are prohibited by any Governmental Authority in response to COVID-19, all Inventory and Collateral inspections shall be postponed until such time as the Administrative Agent or other third parties are permitted by Governmental Authorities to resume conducting Vehicle and Inventory inspections.

Section 2.08.           Indebtedness. Section 6.03 of the Credit Agreement is hereby amended to replace clause (e) (presently marked “intentionally omitted”) with the following:

(e) unsecured COVID-19 Loans;provided that no Loan Party that is not a borrower of a COVID-19 Loan shall be a guarantor or obliger of such COVID-19 Loan and provided fitrther that the aggregate principal amount of all COVID-19 Loans shall not exceed Thirty Million Dollars ($30,000,000.00) and, forthe avoidance of doubt, the COVID-19 Loans shall not be used by such Loan Party for any purposes other than pennitted uses of proceeds set forth in the authorizing statute or regulations for such loan.

Section 3.           Representations And Warranties. As an inducement to the Credit Parties to enter into this Amendment and to agree to the amendments and modifications set forth herein, each of the Loan Parties make the following representations and warranties to the Credit Parties, as of the Effective Date and upon giving effect to this Amendment:

Section 3.01.           Authority And Good Standing. Each of them has the power to enter into this Amendment and to perform all of its obligations hereunder. Each of the Loan Parties: (a) has duly authorized the entry into and performance of this Amendment; (b) is in good standing in the jurisdiction of its organization; and (c) is duly licensed or qualified and in good standing in all jurisdictions where the property owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

Section 3.02.          Accuracy Oflnformation. All information and data submitted by or on behalf of the Loan Parties in connection with this Amendment and the transactions contemplated herein are true, accurate and complete in all material respects as of the date made and contains no knowingly false, incomplete or misleading statements.

Section 3.03.         Pending Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any of the Loan Parties threatened, against any Loan Party or any assets ofany Loan Party, the adverse determination of which would be reasonably expected to have a Material Adverse Effect except as set forth in Schedule 4.03 attached hereto. No judgments have been entered against any of the Loan Parties which would result in an Event of Default under Section 7.01.5 of the Credit Agreement.

Section 3.04.          Events of Default. No Defaults or Events of Default exist.

Section 4.               Conditions Precedent. It shall be a condition precedent to the agreements of the Administrative Agent and the Lenders hereunder that this Amendment shall have been executed by Administrative Agent, each Lender, and each of the Loan Parties, and each of the Lenders and the Loan Parties shall have delivered either (i) a counterpart of this Amendment executed on behalf of each such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Amendment) that each such party has executed a counterpart of this Amendment.

Section 5.              Further Assurances. Each of the Loan Parties agrees to execute and deliver to the Administrative Agent such documents as may, from time to time, be reasonably requested by the Administrative Agent in order to amend and modify the Credit Agreement and the other Credit Documents as contemplated by this Amendment.

Section 6.              No Novation; No Refinance; No Impairment of Security Interest. It is the intent of each of the Parties hereto that nothing contained in this Amendment shall be deemed to effect or accomplish or otherwise constitute a novation of any of the Loans or the Credit Documents or of any of the obligations owed by any of the Loan Parties to the Credit Parties or to be a refinance of any of the Obligations. This Amendment shall not release, limit or impair in any way the effectiveness and priority of the security interests, mortgages, pledges, assignments, and other Liens in the Collateral granted, described, and provided in the Credit Agreement and the other Credit Documents for the benefit of the Secured Parties as security for the Obligations, all of which security interests, mortgages, pledges, assigmnents, and other Liens shall continue unimpaired in full force and effect and are hereby ratified and confirmed.

Section 7.              Limited Amendment and Consent. Except to the extent amended pursuant to Section 2 of this Amendment, all of the terms, covenants, conditions, and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Loan Parties which is a party thereto. Nothing herein shall constitute a waiver of any provision of the Credit Agreement, Security Agreement, or any of the other Credit Documents, and each of the Loan Parties hereby ratifies and confirms all of the Credit Documents to which it is a party, after giving effect to all amendments set forth in Section 2 hereof. This Amendment shall not extend the terms of the Credit Documents or the Maturity Date of any of the Loans or other Obligations. No failure or delay by any of the Credit Parties in the exercise or enforcement of any of their rights under the Credit Agreement or any other Credit Document shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. Any such consent or waiver must be specific and in writing to be binding upon the Credit Parties and no such consent or waiver shall constitute, unless specifically so expressed in writing by the Administrative Agent, a future consent to, or waiver of, perfonnance or exact performance by the Loan Parties. No consent, amendment, waiver, or other agreement hereunder shall constitute a course of dealing. On and after the Effective Date, this Amendment shall for all purposes constitute a Credit Document.

Section 8.              Enforceability. This Amendment shall inure to the benefitofand be enforceable against each of the Parties and their respective successors and assigns.

Section 9.             Reimbursement of Administrative Agent’s Expenses. The BotTower Representative agrees to reimburse to the Administrative Agent promptly upon receipt of an invoice therefor, for all Credit Party Expenses incurred by the Administrative Agent in connection with the negotiation and preparation of this Amendment, and all other expenses incurred by the Administrative Agent as of that date in connection with the consummation of the transactions and matters described herein.

Section I0.             Choice Of Law; Consent To Jurisdiction; Agreement As To Venue. This Amendment shall be construed, performed and enforced and its validity and enforceability determined in accordance with the Laws of the State of New York (“Governing State”). Each of the Parties irrevocably consents to the non-exclusive jurisdiction of the courts of the Governing State sitting in New York County and the United States District Court for the Southern District of New York, and any appellate court from any thereof. Each of the Parties agrees that venue shall be proper in any State court of the Governing State sitting in New York County or in any United States District Court for the Southern District of New York and waives any right to object to the maintenance of a suit in any of such state or federal courts of the Governing State on the basis of improper venue or of inconvenience of forum.

Section 11.            RELEASE. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AMENDMENT, EACH OF THE LOAN PARTIES FOREVER RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS AND DAMAGES (INCLUDING CLAIMS FOR ATTORNEYS’ FEES AND COSTS), ARISING OUT OF A COMMISSION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS EXISTING OR OCCURRING ON OR PRIOR TO THE EFFECTIVE DATE, WHICH ANY OF THE LOAN PARTIES, JOINTLY OR SEVERALLY, EVER HAD OR MAY NOW HAVE AGAINST ANY OF THE RELEASED PARTIES FOR ANY SUCH CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE OBLIGATIONS, THE CREDIT DOCUMENTS, THIS AMENDMENT OR THE ADMINISTRATION THEREOF, WHETHER KNOWN OR UNKNOWN, INCLUDING BUT NOT LIMITED TO ANY AND ALL SUCH CLAIMS BASED UPON OR RELYING ON ANY ALLEGATIONS OR ASSERTIONS OF DURESS, ILLEGALITY, UNCONSCIONABILITY, BAD FAITH, BREACH OF CONTRACT, REGULATORY VIOLATIONS, NEGLIGENCE, MISCONDUCT, OR ANY OTHER TORT, CONTRACT OR REGULATORY CLAIM OF ANY KIND OR NATURE. THIS RELEASE IS INTENDED TO BE FINAL AND IRREVOCABLE AND IS NOT SUBJECT TO THE SATISFACTION OF ANY CONDITIONS OF ANY KIND.

Section 12.            Counterparts And Delivery. This Amendment may be executed and delivered in counterparts, (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment electronically or via facsimile shall be just as effective as the delivery of a manually executed counterpart of this Amendment. Further, each person executing this letter agrees that the electronic signatures, whether pdf, scanned, digital, encrypted, captured or otherwise attached or imposed hereto, are intended to authenticate this Amendment and to have the same force and effect of manual signatures. By signing below, each person, in their individual capacity, executing this letter represents and warrants to and covenants to the Credit Parties that said signer is executing this Amendment on behalf of a Borrower or Guarantor and is duly authorized and empowered to do so and to bind such Borrower and/or Guarantor to the terms hereof.

Section 13.             Waiver of Jury Trial. All Parties to this Amendment waive the right to a trial by jury in any action brought to enforce or construe this Amendment or which otherwise arises out of or relates to this Amendment or the transactions contemplated herein.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

Signature Page To Ninth Amendment to Amended and Restated Credit Agreement:

IN WITNESS WHEREOF, the Parties have executed this Amendment with the specific intention of creating a document under seal to be effective as of the date first above written.

GPB PRIME:

GPB PRIME HOLDINGS, LLC,
a Delaware Limited Liability Company

By:	/s/ Todd R. Skelton
Todd R. Skelton,
Chief Executive Officer

PARENT HOLDINGS GUARANTOR:

AUTOMILE PARENT HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Todd R. Skelton
Todd R. Skelton,
Chief Executive Officer

Signature Page To Ninth Amendment to Amended and Restated Credit Agreement - Continued:

BORROWERS:

AUTOMILE TY HOLDINGS, LLC,
AMR AUTO HOLDINGS -TY, LLC,
AMR AUTO HOLDINGS - TH, LLC,
AMR AUTO HOLDINGS -TO, LLC,
AMR AUTO HOLDINGS - LN, LLC,
LUPO LLC,

AMR AUTO HOLDINGS - MW, LLC,
AMR AUTO HOLDINGS -PA, LLC,
AMR AUTO HOLDINGS -AC, LLC,
AMR AUTO HOLDINGS -ACII, LLC,
AMR AUTO HOLDINGS -HN, LLC,
AMR AUTO HOLDINGS - MH, LLC,
AMR AUTO HOLDINGS - SB, LLC,
AMR AUTO HOLDINGS - HD, LLC,
AMR AUTO HOLDINGS - FA, LLC,
AMR AUTO HOLDINGS- VH, LLC,
AMR AUTO HOLDINGS - MM, LLC,
AMR AUTO HOLDINGS - SN, LLC,
AMR AUTO HOLDINGS-BG, LLC,
SACO AUTO HOLDINGS- FLMM, LLC,
SACO AUTO HOLDINGS- HN, LLC,
SACO AUTO HOLDINGS- VW, LLC,
SAWDRAN, LLC,

STARETZ, LLC,

Each a Delaware limited liability company

AMR AUTO DISTRIBUTORS INC.,

A Massachusetts corporation

By:	/s/ Kevin P. Westfa
Kevin P. Westfa
Interim CEO

AUTOMILE HOLDINGS, LLC,

A Delaware limited liability company

By:	/s/ Todd R. Skelton,
Todd R. Skelton,
Chief Executive Officer

HANOVER AUTOMOTIVE HOLDINGS, LLC,
AMR AUTO HOLDINGS - SM, LLC,

AMR AUTO HOLDINGS - VS, LLC,
AMR AUTO HOLDINGS - NC, LLC,
AMR AUTO HOLDINGS - PO, LLC,
AMR AUTO HOLDINGS - LH, LLC,
AMR AUTO HOLDINGS - LC, LLC,
AMR AUTO HOLDINGS - SH, LLC,
AMR AUTO HOLDINGS - CH, LLC,
PRIME FLIP, LLC,

AMR AUTO HOLDINGS - JS, LLC,
AMR AUTO HOLDINGS - MINR, LLC,
AMR AUTO HOLDINGS -MN, LLC,
AMR AUTO HOLDINGS - VWN, LLC,
AMR AUTO HOLDINGS -BN, LLC,
AMR AUTO HOLDINGS - BR, LLC,
AMR AUTO HOLDINGS - HNR, LLC,
AMR AUTO HOLDINGS - WPWN, LLC,

Each a Delaware limited liability company

By:	/s/ Kevin P. Westfrrll,
Kevin P. Westfrrll,
Interim CEO

AMR REAL ESTATE HOLDINGS, LLC,

A Delaware limited liability company

By:	/s/ Todd R. Skelton,
Todd R. Skelton,
Chief Executive Officer

BORROWER REPRESENTATIVE:

AUTOMILE HOLDINGS, LLC,

A Delaware limited liability company

By:	/s/ Todd R. Skelton,
Todd R. Skelton,
Chief Executive Officer

Signature Page To Ninth Amendment to Amended and Restated Credit Agreement - Continued:

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY,
A New York Banking Corporation,
In Its Capacity as Administrative Agent

By:	/s/ [ILLEGIBLE]
[ILLEGIBLE]
Vice President

LENDER:

MANUFACTURERS AND TRADERS TRUST COMPANY,
A New York Banking Corporation,
As a Lender

By:
[ILLEGIBLE]
Vice President

Signature Page To Ninth Amend ment to Amended and Restated Credit Agreement - Continued:

LENDER:

TRUIST BANK,
As a Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]

Signature Page To Ninth Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

MERCEDES-BENZ FINANClAL SERVICES USA LLC,
As a Lender

By:	[ILLEGIBLE]
[ILLEGIBLE]

Signature Page To Ninth Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

[*****] MOTOR CREDIT CORPORATION,
As a Lender

By:	/s/ Gerald Jules,
Gerald Jules,
National Manager, National Accounts

Signature Page To Ninth Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

NYCB SPECIALTY FINANCE COMPANY, LLC,
a wholly owned subsidiary of New York Community Bank,
As a Lender

By:	/s/ Mark C. Mazmanian
Mark C. Mazmanian,
First Senior Vice President

Signature Page To Ninth Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

KEYBANK NATIONAL ASSOC!ATION,
As a Lender

By:	/s/ Thomas Ryan
	Name:	Thomas Ryan
	Title:	Vice President, Northeast RM

Signature Page To Ninth Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

TDBANK,N.A.,
As a Lender

By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	__________

Signature Page To Ninth Amendment to Amended and Restated Credit Agreement - Continued:

LENDER:

VW CREDIT, !NC.,
As a Lender

By:
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]